Exhibit 10.2

FIRST AMENDMENT

THIS FIRST AMENDMENT, dated as of December 22, 2022 (this “First Amendment”), to that certain SECOND AMENDED AND RESTATED LOAN AGREEMENT AND SECURED PROMISSORY NOTE, dated as of December 22, 2021, made by Montauk Holdings Limited, a South African company, as borrower (the “Borrower”), to Montauk Renewables, Inc., a Delaware corporation, as lender (the “Lender”) in an aggregate principal amount equal to US$8,940,000 as of the date of this Amendment (as amended, restated, amended and restated, modified and/or supplemented from time to time, including by this Amendment, the “Loan Agreement”). Unless otherwise defined herein, capitalized terms shall have the meanings provided in the Loan Agreement.

RECITALS:

WHEREAS, the Borrower wishes to extend the Maturity Date of the loan and the Borrower and the Lender have agreed to amend the Loan Agreement to reflect the foregoing, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the following shall be effective:

Article I. Amendments to Loan Agreement. The parties hereto hereby agree that, subject to the satisfaction of the conditions to effectiveness set forth in Article II, on and as of the Amendment Effective Date (as defined below) the Loan Agreement will be amended by replacing the text “December 31, 2022” appearing in Section 1 of the Loan Agreement with the text “June 30, 2023” in lieu thereof.

Article II. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) if, and only if, the following conditions precedent shall have been satisfied:

(a)	Amendment. The Lender shall have received this Amendment executed and delivered by a duly authorized officer of the Borrower.

(a)

Representations and Warranties. The representations and warranties made pursuant to Article II. of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date.

(b)	No Default. No Event of Default has occurred and is continuing and no circumstance or event which, with the passing of time, would result in an Event of Default has occurred and is continuing.

Article II. Representations and Warranties. In order to induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Lender on and as of the Amendment Effective Date that:

(c)

Existence, Qualification and Power. The Borrower is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation and it has the power to own its assets and carry on the activities it conducts.

(d)

Obligations Binding. The obligations expressed to be assumed by it in this Amendment are, subject to any general principles of law limiting its obligations, legal, valid, binding and enforceable obligations.

(e)

No Contravention. The entry into and performance by it of, and the transactions contemplated by, this Amendment do not and will not conflict with: (i) any law or regulation applicable to it; (ii) its constitutional documents; or (iii) any agreement or instrument binding upon it or any of its assets.

(f)

Power. It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, this Amendment and the transactions contemplated hereby and by the Loan Agreement, as amended hereby.

(g)

Authorization; Consents. All authorizations, consents, approvals, registrations and filings (“Authorization”) required or desirable: (i) to enable it lawfully to enter into, exercise its rights and comply with its obligations hereunder and under the Loan Agreement; and (ii) to make this Amendment admissible in evidence in its jurisdiction of incorporation, have been obtained or effected and are in full force and effect.

(h)

Governing Law. The choice of Delaware law as the governing law of this Amendment will be recognized and enforced in its jurisdiction of incorporation. Any judgment obtained in Delaware in relation to this Amendment will be recognized and enforced in its jurisdiction of incorporation.

Article III. Continuing Security Interest; Further Actions.

(a)

Reaffirmation. The Borrower hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby. The Borrower hereby (i) affirms and confirms, as applicable, its guarantees, pledges, grants and other undertakings under the under Loan Agreement and each other document entered into thereunder and (ii) agrees that all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the applicable secured party or parties thereunder.

(b)

Security Confirmations. The Borrower confirms that, after giving effect to the amendments effected by this Amendment, any security interests created under Loan Agreement: (A) continue in full force and effect as security for the payment or discharge of all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Borrower to the Lender; (B) continue to constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their terms; and (C) inure to the benefit of the Lender and its successors, transferees and assigns. The Borrower shall, at the request of the Lender and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment.

Article IV. Expenses. The Borrower agrees to reimburse the Lender for all reasonable costs and expenses (including reasonable attorney’s fees and expenses) incurred in connection with any legal action to enforce this Amendment.

Article V. Miscellaneous.

Section V.1 Survival. Except as expressly provided in this Amendment, all of the terms, provisions, covenants, agreements, representations and warranties and conditions of the Loan Agreement shall be and remain in full force and effect as written, unmodified hereby and are hereby ratified by the Borrower.

Section V.2 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of Delaware without regard to conflicts of law principles.

Section V.3 Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto..

Section V.4 Electronic Records and Signature. It is agreed by the parties hereto that, notwithstanding the use herein of the words “writing,” “execution,” “signed,” “signature,” or other words of similar import, the parties hereto intend that the use of electronic signatures and the keeping of records in electronic form be granted the same legal effect, validity or enforceability as a signature affixed by hand or the use of a paper-based record keeping system (as the case might be) to the extent and as provided for in any applicable law including the Federal Electronic Signatures in Global and National Commerce Act or any similar state laws based on the Uniform Electronic Transactions Act.

Section V.5 No Novation. This Amendment amends that certain Loan Agreement made by the Borrower to the Lender. Notwithstanding the amendment of the Loan Agreement by this Amendment, the obligations of the Borrower outstanding under the Loan Agreement as of the date of this Amendment (prior to giving effect hereto) shall remain outstanding and shall constitute continuing obligations without novation and shall not be deemed to evidence or result in a novation or repayment and reborrowing of such obligations.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto has caused this Amendment to be duly executed by its respective authorized officer(s) as of the day and year first above written.

MONTAUK HOLDINGS LIMITED, as Borrower

By:	/s/ Kevin A. Van Asdalan
Name: Kevin A. Van Asdalan
Title: Chief Financial Officer and Treasurer

MONTAUK RENEWABLES, INC., as Lender

By:	/s/ Sean McClain
Name: Sean McClain
Title: President and Chief Executive Officer

[Signature Page to Amendment – MRI-MEH Intercompany Promissory Note]